DERIVED INFORMATION   10/29/04

$420,000,000

Loan Group 1 Senior Bonds Offered

(Approximate)

$1,000,000,050
Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-8

Credit Suisse First Boston Mortgage Securities Corp.
Depositor

[TBD]
Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

$420,000,000 (Approximate)
Home Equity Pass-Through Certificates, Series 2004-8

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	-	420,000,000	I	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-2	105,000,000	-	I	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-3	297,000,000	-	II	Senior/Adj	libor + [ ]%	[2.4]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	35,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA+/Aa1/AA+
M-2	32,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA/Aa2/AA
M-3	19,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[5.0]	AA-/Aa3/AA-
M-4	17,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A+/A1/A+
M-5	15,500,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A/A2/A
M-6	15,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.9]	A/A3/A
B-1	13,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	A-/Baa1/A-
B-2	12,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB+/Baa2/BBB+
B-3	10,500,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.9]	BBB/Baa3/BBB
B-4	8,500,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.8]	BBB-/---/BBB-
Total	580,000,000	420,000,000

Non-Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC for the fixed collateral assumes 23.00% CPR.  100% PPC for the adjustable rate collateral assumes 27.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 2.14% and 2.35%, respectively.  The initial class principal balances of the certificates are subject to a variance of no more than plus or minus 5% prior to their issuance.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 27.50% of the sum of the Class A-1, Class A-2 and Class A-3 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 17) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [5.95%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [2.05%] over one-month libor.

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Wells Fargo Bank, N.A. [75.0%] and Ocwen Federal Bank, FSB [25.0%]
Trustee:	TBA
Cut-off Date:	On or about November 1, 2004 for the initial Mortgage Loans.
Investor Settlement:	On or about [December 2, 2004], Closing Date [December 1, 2004]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in December 2004.
Accrual Period:

For any class of Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, November 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch. The Class B-4 Certificates are expected to be rated by S&P and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA+/Aa1/AA+

Class M-2:

  AA/Aa2/AA

Class M-3:

  AA-/Aa3/AA-

Class M-4:

  A+/A1/A+

Class M-5:

  A/A2/A

Class M-6:

  A/A3/A

Class B-1:

  A-/Baa1/A-

Class B-2:

  BBB+/Baa2/BBB+

Class B-3:

  BBB/Baa3/BBB

Class B-4:

  BBB-/----/BBB-

Optional Call:	The transaction will have a 10% optional call.	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 15% - 20%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-1, Class A-2, Class A-3, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-3, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by the lesser of 50 basis points and (1) the initial pass-through margin for the Class A certificates; and (2) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [5.95%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [2.05%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Group 1 Senior Net Funds Cap:

For any Distribution Date and the Class A-1 and Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-3 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Group 1 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due to the Class A-1 and Class A-2 Certificates on that Distribution date by the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-3 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-3  Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the sum of the Class A-1 and Class A-2 Certificates and (II) the Class A-3 Certificates, respectively and (bb) 27.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates, a per annum rate equal to a weighted average of (i) the Group 1 Senior Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the sum of the Class Principal Balances of the Class A-1 and Class A-2 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-3 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, Class A-3 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicer(s) will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

Interest Carry Forward Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance Amount:

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, and (6) regarding the February 2005 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	17.80%	19.50%	39.00%
M-1	14.30%	16.00%	32.00%
M-2	11.10%	12.80%	25.60%
M-3	9.15%	10.85%	21.70%
M-4	7.45%	9.15%	18.30%
M-5	5.90%	7.60%	15.20%
M-6	4.40%	6.10%	12.20%
B-1	3.10%	4.80%	9.60%
B-2	1.90%	3.60%	7.20%
B-3	0.85%	2.55%	5.10%
B-4	0.00%	1.70%	3.40%

*    Prior to stepdown date, based on Maximum Pool Balance.
** After stepdown date, based on current pool balance.

Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.70]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.40]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in December 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 39.00%.
Trigger Event:

A Trigger Event will occur for any Distribution Date on or after the Distribution Date in December 2007 if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [41.7%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
December 2007 – January 2008	[2.75%]*
December 2008 – January 2009	[4.50%]*
December 2009 – January 2010	[5.75%]*
December 2010 – January 2011	[6.25%]*
December 2011 and thereafter	[6.30%]

*

The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on December 31, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the February 2005 Distribution Date or (ii) the January 2005 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on December 31, 2004.

Group Allocation Amount: Distributions to Certificateholders

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 and Class A-2 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 and Class A-2 Certificates from the Interest Remittance Amount of the loan group 2 loans and (b) interest amounts distributed to Class A-3, Class A-IO-1 and Class A-IO-2 Certificates are allocated from the Interest Remittance Amount of the loan group 2 loans prior to amounts being paid to such classes from the Interest Remittance Amount of loan group 1 loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class M-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-5 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-6 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

To the Class B-4 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

16.

For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)
the Class A-1 and Class A-2 Certificates (allocated as described below*), and then to (y) the Class A-3 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)
the Class R Certificates, and then to (y) the Class A-3 Certificates, and then to (z) the Class A-1 and Class A-2 Certificates (allocated as described below*), until the respective Class Principal Balance of such classes has been reduced to zero; and

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and

4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)
the Class A-1 and the Class A-2 Certificates (allocated as described below*), and then to (y) the Class A-3 Certificates, the Group 1 Allocation Amount, until the respective Class Principal Balances are reduced to zero; and

2.

From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)
the Class A-3 Certificates, and then to (y) the Class A-1 and Class A-2 Certificates  (allocated as described below*), the Group 2 Allocation Amount, until the respective Class Principal Balances are reduced to zero;

3.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and B-4 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.
IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 9) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class A-1 and Class A-2 Certificates (allocated as described below*) and then to (y) the Class A-3 Certificates, the Group 1 Excess Interest Amount, until the respective Class Principal Balances have been reduced to zero; and

(ii) sequentially, first to (x) the Class A-3, and then to (y) the Class A-1 and Class A-2 Certificates (allocated as described below*), until the respective Class Principal Balances have been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class M-4 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class M-5 Certificates, until the Class Principal Balance has been reduced to zero;

(g) to the Class M-6 Certificates, until the Class Principal Balance has been reduced to zero;

(h) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(i) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero;

(j) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero;

(k) to the Class B-4 Certificates, until the Class Principal Balance has been reduced to zero;

    (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class; 7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

10.  To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

11.  To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

12.  To the Class B-4 Certificates, any unpaid realized loss amounts for such Class;

13. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

14.

To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.

To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.

To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.

To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

18.

To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts for such Class;

19.   To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts for such Class;

20.

To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

21.

To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

22.

To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

23.

To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such Class;

24.

To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

25. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 26. To the Class R Certificates, any remaining amount.
*

If prior to the December 2007 Distribution Date and cumulative collateral losses are less than [2.75%] of the Maximum Pool Balance, then amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed pro-rata, ELSE if on or after the December 2007 Distribution Date and no Trigger Event is in effect, then amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed pro-rata, ELSE amounts allocable to the Class A-1 and Class A-2 Certificates shall be distributed sequentially.

BOND SUMMARY

To Call

Class A-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.9	3.3	2.4	1.3	1.0	0.9
First Pay (Month/Year)	Dec04	Dec04	Dec04	Dec04	Dec04	Dec04
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Jul07	Feb07

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	4.9	3.3	2.4	1.3	1.0	0.9
First Pay (Month/Year)	Dec04	Dec04	Dec04	Dec04	Dec04	Dec04
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Jul07	Feb07

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	5.0	4.6	2.8	2.4
First Pay (Month/Year)	Jul09	Dec07	May08	Jun09	Jul07	Feb07
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Nov07	May07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	5.0	4.4	3.7	2.7
First Pay (Month/Year)	Jul09	Dec07	Mar08	Jan09	Nov07	May07
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Sep07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	5.0	4.1	3.7	2.9
First Pay (Month/Year)	Jul09	Dec07	Feb08	Oct08	Aug08	Sep07
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	4.0	3.7	3.2
First Pay (Month/Year)	Jul09	Dec07	Feb08	Jul08	Aug08	Jan08
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.9	3.7	3.2
First Pay (Month/Year)	Jul09	Dec07	Jan08	Jun08	Aug08	Jan08
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.8	3.7	3.2
First Pay (Month/Year)	Jul09	Dec07	Jan08	Apr08	Jun08	Jan08
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.7	3.6	3.2
First Pay (Month/Year)	Jul09	Dec07	Jan08	Mar08	May08	Jan08
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.6	3.5	3.2
First Pay (Month/Year)	Jul09	Dec07	Dec07	Feb08	Mar08	Jan08
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.7	6.5	4.9	3.6	3.4	3.2
First Pay (Month/Year)	Jul09	Dec07	Dec07	Jan08	Feb08	Jan08
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

Class B-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.5	6.4	4.8	3.5	3.3	3.2
First Pay (Month/Year)	Jul09	Dec07	Dec07	Jan08	Jan08	Jan08
Last Pay (Month/Year)	Jul19	Nov14	Apr12	Jun09	Aug08	Jan08

To Maturity

Class A-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.2	3.6	2.6	1.4	1.0	0.9
First Pay (Month/Year)	Dec04	Dec04	Dec04	Dec04	Dec04	Dec04
Last Pay (Month/Year)	Dec31	May26	May21	May15	Jul07	Feb07

Class A-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.2	3.6	2.6	1.4	1.0	0.9
First Pay (Month/Year)	Dec04	Dec04	Dec04	Dec04	Dec04	Dec04
Last Pay (Month/Year)	Dec31	May26	May21	May15	Jul07	Feb07

Class M-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.6	7.2	5.6	5.6	2.8	2.4
First Pay (Month/Year)	Jul09	Dec07	May08	Sep09	Jul07	Feb07
Last Pay (Month/Year)	Apr29	Jan23	Aug18	Jul13	Nov07	May07

Class M-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	4.8	6.3	2.7
First Pay (Month/Year)	Jul09	Dec07	Mar08	Jan09	Nov07	May07
Last Pay (Month/Year)	Jul28	Apr22	Jan18	Feb13	Jul13	Sep07

Class M-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.4	4.5	4.9	3.1
First Pay (Month/Year)	Jul09	Dec07	Feb08	Oct08	May09	Sep07
Last Pay (Month/Year)	Sep27	May21	Apr17	Sep12	Apr11	Feb12

Class M-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.1	5.4	4.3	4.4	5.9
First Pay (Month/Year)	Jul09	Dec07	Feb08	Jul08	Dec08	Jan10
Last Pay (Month/Year)	Dec26	Oct20	Oct16	May12	Jan11	Dec11

Class M-5	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.4	4.1	4.1	4.8
First Pay (Month/Year)	Jul09	Dec07	Jan08	Jun08	Sep08	Apr09
Last Pay (Month/Year)	Mar26	Feb20	Apr16	Jan12	Oct10	Jan10

Class M-6	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.0	5.3	4.0	3.9	4.2
First Pay (Month/Year)	Jul09	Dec07	Jan08	Apr08	Jun08	Nov08
Last Pay (Month/Year)	May25	May19	Sep15	Sep11	Jun10	Jul09

Class B-1	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.3	7.0	5.3	3.9	3.8	3.8
First Pay (Month/Year)	Jul09	Dec07	Jan08	Mar08	May08	Jul08
Last Pay (Month/Year)	Apr24	Jul18	Jan15	Mar11	Feb10	Mar09

Class B-2	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	6.9	5.2	3.8	3.6	3.6
First Pay (Month/Year)	Jul09	Dec07	Dec07	Feb08	Mar08	May08
Last Pay (Month/Year)	Jan23	Jul17	Apr14	Oct10	Sep09	Dec08

Class B-3	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.9	6.7	5.0	3.7	3.4	3.4
First Pay (Month/Year)	Jul09	Dec07	Dec07	Jan08	Feb08	Mar08
Last Pay (Month/Year)	Jul21	May16	May13	Mar10	Apr09	Jul08

Class B-4	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.5	6.4	4.8	3.5	3.3	3.2
First Pay (Month/Year)	Jul09	Dec07	Dec07	Jan08	Jan08	Jan08
Last Pay (Month/Year)	Aug19	Dec14	Apr12	Jul09	Sep08	Mar08

Collateral Net WAC – Class A-1 & Class A-2
                         Spot Libor

Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	6.83%	37	8.03%	73	8.02%	1	6.83%	37	10.62%	73	12.01%
2	6.83%	38	8.03%	74	8.02%	2	6.83%	38	10.62%	74	12.00%
3	6.83%	39	8.03%	75	8.02%	3	6.83%	39	10.62%	75	12.00%
4	6.83%	40	8.03%	76	8.02%	4	6.83%	40	10.61%	76	12.00%
5	6.83%	41	8.03%	77	8.02%	5	6.83%	41	11.59%	77	12.00%
6	6.83%	42	8.02%	78	8.01%	6	6.83%	42	11.59%	78	12.00%
7	6.83%	43	8.02%	79	8.01%	7	6.83%	43	11.58%	79	11.99%
8	6.84%	44	8.02%	80	8.01%	8	6.84%	44	11.58%	80	11.99%
9	6.84%	45	8.02%	81	8.01%	9	6.84%	45	11.58%	81	11.99%
10	6.84%	46	8.02%	82	8.01%	10	6.84%	46	11.57%	82	11.98%
11	6.84%	47	8.02%	83	8.01%	11	6.84%	47	11.92%	83	11.98%
12	6.84%	48	8.02%	84	8.01%	12	6.84%	48	11.91%	84	11.97%
13	6.84%	49	8.02%	85	8.01%	13	6.84%	49	11.91%	85	11.97%
14	6.84%	50	8.02%	86	8.01%	14	6.84%	50	11.91%	86	11.97%
15	6.84%	51	8.02%	87	8.01%	15	6.84%	51	11.90%	87	11.96%
16	6.84%	52	8.02%	88	8.01%	16	6.84%	52	11.90%	88	11.96%
17	6.84%	53	8.02%	89	8.01%	17	6.84%	53	12.02%	89	11.96%
18	6.84%	54	8.02%			18	6.84%	54	12.02%
19	6.84%	55	8.02%			19	6.84%	55	12.01%
20	6.84%	56	8.01%			20	6.84%	56	12.01%
21	6.84%	57	8.01%			21	6.84%	57	12.01%
22	6.84%	58	8.01%			22	6.84%	58	12.00%
23	7.82%	59	8.03%			23	8.61%	59	12.04%
24	7.82%	60	8.03%			24	8.61%	60	12.03%
25	7.82%	61	8.03%			25	8.61%	61	12.03%
26	7.82%	62	8.03%			26	8.60%	62	12.03%
27	7.82%	63	8.03%			27	8.60%	63	12.02%
28	7.82%	64	8.03%			28	8.60%	64	12.02%
29	7.82%	65	8.03%			29	9.46%	65	12.03%
30	7.82%	66	8.02%			30	9.46%	66	12.02%
31	7.82%	67	8.02%			31	9.46%	67	12.02%
32	7.82%	68	8.02%			32	9.46%	68	12.01%
33	7.82%	69	8.02%			33	9.46%	69	12.01%
34	7.82%	70	8.02%			34	9.46%	70	12.01%
35	8.03%	71	8.02%			35	10.63%	71	12.01%
36	8.03%	72	8.02%			36	10.62%	72	12.01%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 2.35%; run at the Pricing Scenario (to call).								Net WAC indicates the weighted -
average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.
(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario.
Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

Collateral Net WAC – Class A-3

                          Spot Libor

                    Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	6.84%	37	8.06%	73	8.04%	1	6.84%	37	10.71%	73	11.88%
2	6.84%	38	8.06%	74	8.04%	2	6.84%	38	10.70%	74	11.88%
3	6.84%	39	8.06%	75	8.04%	3	6.84%	39	10.70%	75	11.88%
4	6.84%	40	8.06%	76	8.04%	4	6.84%	40	10.70%	76	11.87%
5	6.84%	41	8.06%	77	8.04%	5	6.84%	41	11.68%	77	11.87%
6	6.85%	42	8.06%	78	8.04%	6	6.85%	42	11.68%	78	11.87%
7	6.85%	43	8.06%	79	8.04%	7	6.85%	43	11.67%	79	11.86%
8	6.85%	44	8.05%	80	8.04%	8	6.85%	44	11.67%	80	11.86%
9	6.85%	45	8.05%	81	8.04%	9	6.85%	45	11.67%	81	11.86%
10	6.85%	46	8.05%	82	8.04%	10	6.85%	46	11.66%	82	11.85%
11	6.85%	47	8.05%	83	8.03%	11	6.85%	47	11.83%	83	11.85%
12	6.85%	48	8.05%	84	8.03%	12	6.85%	48	11.83%	84	11.85%
13	6.85%	49	8.05%	85	8.03%	13	6.85%	49	11.83%	85	11.84%
14	6.85%	50	8.05%	86	8.03%	14	6.85%	50	11.82%	86	11.84%
15	6.85%	51	8.05%	87	8.03%	15	6.85%	51	11.82%	87	11.84%
16	6.85%	52	8.05%	88	8.03%	16	6.85%	52	11.82%	88	11.83%
17	6.85%	53	8.05%	89	8.03%	17	6.85%	53	11.90%	89	11.83%
18	6.85%	54	8.05%			18	6.85%	54	11.90%
19	6.85%	55	8.05%			19	6.85%	55	11.89%
20	6.85%	56	8.05%			20	6.85%	56	11.89%
21	6.85%	57	8.04%			21	6.85%	57	11.89%
22	6.85%	58	8.04%			22	6.85%	58	11.88%
23	7.87%	59	8.05%			23	8.68%	59	11.91%
24	7.87%	60	8.05%			24	8.68%	60	11.91%
25	7.87%	61	8.05%			25	8.68%	61	11.90%
26	7.87%	62	8.05%			26	8.68%	62	11.90%
27	7.86%	63	8.05%			27	8.68%	63	11.90%
28	7.86%	64	8.05%			28	8.68%	64	11.89%
29	7.86%	65	8.05%			29	9.55%	65	11.89%
30	7.86%	66	8.05%			30	9.55%	66	11.90%
31	7.86%	67	8.05%			31	9.55%	67	11.89%
32	7.86%	68	8.05%			32	9.54%	68	11.89%
33	7.86%	69	8.05%			33	9.54%	69	11.89%
34	7.86%	70	8.05%			34	9.54%	70	11.88%
35	8.06%	71	8.04%			35	10.71%	71	11.88%
36	8.06%	72	8.04%			36	10.71%	72	11.88%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 2.35%; run at the Pricing Scenario (to call).								Net WAC indicates the weighted -
average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.
(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario.
Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

Collateral Net WAC – Mezzanine & Subordinate Classes

                          Spot Libor

                    Stressed Libor

	Net		Net		Net		Net		Net		Net
Period	WAC (1)	Period	WAC (1)	Period	WAC (1)	Period	WAC (2)	Period	WAC (2)	Period	WAC (2)

1	6.83%	41	8.04%	81	8.02%	1	6.83%	41	11.62%	81	11.94%
2	6.83%	42	8.04%	82	8.02%	2	6.83%	42	11.62%	82	11.94%
3	6.84%	43	8.04%	83	8.02%	3	6.84%	43	11.62%	83	11.93%
4	6.84%	44	8.03%	84	8.02%	4	6.84%	44	11.61%	84	11.93%
5	6.84%	45	8.03%	85	8.02%	5	6.84%	45	11.61%	85	11.93%
6	6.84%	46	8.03%	86	8.02%	6	6.84%	46	11.61%	86	11.92%
7	6.84%	47	8.03%	87	8.02%	7	6.84%	47	11.89%	87	11.92%
8	6.84%	48	8.03%	88	8.02%	8	6.84%	48	11.88%	88	11.91%
9	6.84%	49	8.03%	89	8.01%	9	6.84%	49	11.88%	89	11.91%
10	6.84%	50	8.03%			10	6.84%	50	11.88%
11	6.84%	51	8.03%			11	6.84%	51	11.87%
12	6.84%	52	8.03%			12	6.84%	52	11.87%
13	6.84%	53	8.03%			13	6.84%	53	11.98%
14	6.84%	54	8.03%			14	6.84%	54	11.97%
15	6.84%	55	8.03%			15	6.84%	55	11.97%
16	6.84%	56	8.03%			16	6.84%	56	11.97%
17	6.84%	57	8.03%			17	6.84%	57	11.96%
18	6.84%	58	8.02%			18	6.84%	58	11.96%
19	6.84%	59	8.04%			19	6.84%	59	11.99%
20	6.84%	60	8.04%			20	6.84%	60	11.99%
21	6.84%	61	8.04%			21	6.84%	61	11.98%
22	6.84%	62	8.04%			22	6.84%	62	11.98%
23	7.84%	63	8.04%			23	8.64%	63	11.98%
24	7.84%	64	8.03%			24	8.63%	64	11.97%
25	7.84%	65	8.03%			25	8.63%	65	11.98%
26	7.84%	66	8.03%			26	8.63%	66	11.98%
27	7.84%	67	8.03%			27	8.63%	67	11.97%
28	7.84%	68	8.03%			28	8.63%	68	11.97%
29	7.83%	69	8.03%			29	9.49%	69	11.97%
30	7.83%	70	8.03%			30	9.49%	70	11.96%
31	7.83%	71	8.03%			31	9.49%	71	11.97%
32	7.83%	72	8.03%			32	9.49%	72	11.96%
33	7.83%	73	8.03%			33	9.49%	73	11.96%
34	7.83%	74	8.03%			34	9.49%	74	11.96%
35	8.04%	75	8.03%			35	10.66%	75	11.96%
36	8.04%	76	8.03%			36	10.65%	76	11.95%
37	8.04%	77	8.02%			37	10.65%	77	11.95%
38	8.04%	78	8.02%			38	10.65%	78	11.95%
39	8.04%	79	8.02%			39	10.65%	79	11.95%
40	8.04%	80	8.02%			40	10.64%	80	11.94%

(1) Achieved assuming each adjustable rate Mortgage Loan index equals 2.35%; run at the Pricing Scenario (to call).								Net WAC indicates the weighted -
average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.
(2) Achieved assuming one-month LIBOR and each adjustable rate Mortgage Loan index increases to 20.00% in period 2; run at the Pricing Scenario.
Net WAC indicates the weighted-average mortgage interest rate of the Mortgage Loans less the sum of the rate at which the deal fees accrue.

Collateral Net WAC – Mezzanine & Subordinate Classes

                          Spot Libor

                    Stressed Libor

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 20.1% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,224
Total Outstanding Loan Balance	$1,015,469,832*	Min	Max
Average Loan Current Balance	$163,154	$4,616	$748,730
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	7.35%	4.00%	13.50%
Arm Weighted Average Coupon	7.27%
Fixed Weighted Average Coupon	7.76%
Weighted Average Margin	6.43%	2.25%	10.50%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	98.1%
% Second Liens	1.9%
% Arms	83.2%
% Fixed	16.8%
% of Loans with Mortgage Insurance	0.8%

*	Total collateral will be approximately [$1,000,000,050]
**	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.00 - 5.00	8	2,006,257	0.2	4.60	72.5	658
5.01 - 5.50	66	14,519,186	1.4	5.38	77.7	664
5.51 - 6.00	299	66,735,461	6.6	5.86	77.3	652
6.01 - 6.50	639	129,917,138	12.8	6.32	78.3	646
6.51 - 7.00	1,160	226,478,378	22.3	6.84	79.8	642
7.01 - 7.50	1,103	200,492,859	19.7	7.32	80.9	636
7.51 - 8.00	1,045	171,866,167	16.9	7.80	82.0	615
8.01 - 8.50	647	90,313,229	8.9	8.31	82.0	609
8.51 - 9.00	461	63,068,596	6.2	8.78	81.4	593
9.01 - 9.50	150	16,074,355	1.6	9.28	81.1	583
9.51 - 10.00	151	13,975,197	1.4	9.82	84.0	594
10.01 - 10.50	75	4,551,347	0.4	10.30	91.3	626
10.51 - 11.00	118	7,280,047	0.7	10.84	85.2	600
11.01 - 11.50	71	2,687,730	0.3	11.27	92.7	624
11.51 - 12.00	142	3,856,626	0.4	11.85	92.5	609
12.01 - 12.50	68	1,138,981	0.1	12.25	96.7	617
12.51 - 13.00	19	492,598	0.0	12.86	99.0	622
13.01 - 13.50	2	15,680	0.0	13.38	92.7	564
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	3	188,552	0.0	9.91	80.0	0
476 - 500	10	1,795,422	0.2	7.78	74.6	497
501 - 525	238	37,240,478	3.7	8.40	73.4	513
526 - 550	364	57,862,355	5.7	8.09	75.7	539
551 - 575	554	74,968,352	7.4	7.85	78.2	563
576 - 600	789	123,425,772	12.2	7.44	80.1	589
601 - 625	1,012	167,516,022	16.5	7.28	81.7	614
626 - 650	1,242	208,505,199	20.5	7.22	81.3	638
651 - 675	902	150,196,312	14.8	7.16	81.6	661
676 - 700	517	92,562,413	9.1	7.10	81.8	687
701 - 725	289	48,768,434	4.8	7.07	82.7	712
726 - 750	162	27,200,663	2.7	6.92	81.4	737
751 - 775	90	16,952,405	1.7	6.91	82.5	762
776 - 800	39	5,438,605	0.5	7.01	84.7	786
801 - 816	13	2,848,846	0.3	6.86	81.2	807
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	590	16,807,969	1.7	9.77	84.8	635
50,001 - 100,000	1,385	106,753,520	10.5	7.96	80.9	623
100,001 - 150,000	1,496	186,185,565	18.3	7.49	80.7	626
150,001 - 200,000	1,001	173,807,410	17.1	7.34	80.3	624
200,001 - 250,000	638	142,620,376	14.0	7.20	80.1	626
250,001 - 300,000	414	113,383,210	11.2	7.14	79.8	628
300,001 - 350,000	262	85,100,006	8.4	7.10	80.9	629
350,001 - 400,000	205	77,020,135	7.6	7.14	81.1	640
400,001 - 450,000	84	35,758,036	3.5	7.04	81.8	646
450,001 - 500,000	89	42,693,438	4.2	6.92	79.3	654
500,001 - 550,000	18	9,418,268	0.9	7.25	85.6	658
550,001 - 600,000	22	12,860,810	1.3	6.86	80.5	639
600,001 - 748,730	20	13,061,089	1.3	6.93	78.5	639
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	156	18,725,174	1.8	7.28	41.2	600
50.001 - 55.000	55	8,948,151	0.9	7.01	53.0	591
55.001 - 60.000	100	16,781,514	1.7	7.23	58.1	597
60.001 - 65.000	146	26,144,497	2.6	7.38	63.3	594
65.001 - 70.000	257	42,263,929	4.2	7.58	68.5	592
70.001 - 75.000	391	66,956,930	6.6	7.51	74.0	596
75.001 - 80.000	2,854	513,072,742	50.5	7.08	79.8	644
80.001 - 85.000	555	95,787,602	9.4	7.51	84.5	602
85.001 - 90.000	738	130,636,184	12.9	7.46	89.7	629
90.001 - 95.000	480	51,477,271	5.1	7.91	94.7	642
95.001 - 100.000	492	44,675,838	4.4	8.88	99.9	650
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,113	177,845,721	17.5	7.62	80.3	635
0.50	13	1,927,031	0.2	7.71	81.1	637
1.00	463	83,343,481	8.2	7.40	80.0	633
1.50	1	297,174	0.0	9.00	83.8	506
1.75	68	21,015,076	2.1	6.81	82.0	658
2.00	3,093	513,659,165	50.6	7.33	80.8	627
2.50	10	1,795,820	0.2	7.39	80.0	610
2.75	1	308,739	0.0	5.88	95.0	654
3.00	1,253	188,653,210	18.6	7.21	80.3	633
4.00	4	644,596	0.1	6.87	68.4	608
5.00	205	25,979,821	2.6	7.44	80.9	598
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,521	524,742,320	51.7	7.25	81.6	615
Reduced	1,378	236,732,442	23.3	7.44	81.2	659
No Income/ No Asset	62	10,908,893	1.1	7.26	74.1	651
Stated Income / Stated Assets	1,263	243,086,177	23.9	7.51	78.1	632
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	5,645	936,521,692	92.2	7.32	80.5	627
Second Home	54	10,932,249	1.1	7.48	77.4	647
Investor	525	68,015,890	6.7	7.76	81.5	663
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	1,183	285,540,578	28.1	7.03	78.7	633
Florida	641	91,870,423	9.0	7.63	82.4	631
New York	260	56,284,670	5.5	7.29	78.9	630
Illinois	372	53,021,320	5.2	7.54	82.6	634
Nevada	237	47,258,821	4.7	7.37	79.1	637
New Jersey	185	40,572,019	4.0	7.55	78.3	610
Maryland	198	39,794,252	3.9	7.52	79.4	614
Arizona	261	35,932,957	3.5	7.27	81.3	628
Texas	297	34,188,945	3.4	7.49	82.5	640
Washington	203	30,494,467	3.0	7.19	81.1	634
Oregon	198	29,476,028	2.9	7.13	82.9	645
Virginia	158	27,529,336	2.7	7.54	80.6	616
Massachusetts	101	20,402,386	2.0	7.56	79.7	643
Michigan	170	19,093,249	1.9	7.75	80.4	636
Georgia	156	18,114,348	1.8	7.79	83.4	623
Other	1,604	185,896,034	18.3	7.53	82.5	624
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	3,367	533,830,906	52.6	7.33	82.6	651
Refinance - Rate Term	290	41,947,564	4.1	7.47	79.5	607
Refinance - Cashout	2,567	439,691,362	43.3	7.37	78.2	605
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,931	713,288,919	70.2	7.31	80.6	626
Arm 3/27	724	118,404,177	11.7	7.11	81.1	626
Arm 5/25	53	9,979,024	1.0	6.88	79.4	661
Arm 6 Month	20	3,274,417	0.3	6.05	85.7	668
Fixed Rate	1,496	170,523,294	16.8	7.76	80.0	643
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,906	764,496,266	75.3	7.35	80.4	626
PUD	502	105,988,838	10.4	7.33	81.2	633
Condo	388	59,583,040	5.9	7.34	81.4	642
2 Family	301	55,979,705	5.5	7.44	80.2	642
3-4 Family	123	29,091,087	2.9	7.52	80.7	663
Co-op	4	330,896	0.0	7.81	77.7	638
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	32	6,157,506	0.7	6.48	81.3	660
4.01 - 4.50	45	10,259,931	1.2	5.93	80.2	648
4.51 - 5.00	162	32,695,045	3.9	6.49	81.2	649
5.01 - 5.50	443	78,336,016	9.3	6.71	79.7	637
5.51 - 6.00	788	149,265,231	17.7	6.80	80.1	643
6.01 - 6.50	960	175,338,734	20.8	7.17	80.4	637
6.51 - 7.00	1,342	249,132,566	29.5	7.42	80.4	615
7.01 - 7.50	489	80,011,304	9.5	7.95	81.3	612
7.51 - 8.00	243	36,031,864	4.3	8.33	82.9	601
8.01 - 8.50	132	16,896,253	2.0	8.77	85.6	595
8.51 - 9.00	62	8,123,731	1.0	9.18	85.2	586
9.01 - 9.50	23	2,169,585	0.3	9.73	83.3	582
9.51 - 10.00	5	329,704	0.0	10.16	86.5	573
10.01 - 10.50	2	199,066	0.0	10.14	84.6	570
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	231,725	0.0	7.95	90.0	681
4 - 6	19	3,042,693	0.4	5.91	85.3	667
7 - 9	4	571,319	0.1	8.15	81.4	558
13 - 15	6	728,353	0.1	7.69	76.2	596
16 - 18	37	9,228,089	1.1	7.00	77.4	593
19 - 21	741	126,766,827	15.0	7.26	81.7	623
22 - 24	3,143	575,994,331	68.2	7.32	80.4	628
25 - 27	1	47,717	0.0	8.25	82.2	513
28 - 30	12	1,920,956	0.2	6.69	78.6	609
31 - 33	253	39,012,418	4.6	7.00	81.8	629
34 - 36	458	77,423,087	9.2	7.18	80.8	626
37 - 60	53	9,979,024	1.2	6.88	79.4	661
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	80	15,342,056	1.8	5.94	76.9	662
11.51 - 12.00	190	37,316,599	4.4	6.28	76.9	645
12.01 - 12.50	309	64,366,111	7.6	6.42	79.3	653
12.51 - 13.00	532	110,516,826	13.1	6.61	79.8	639
13.01 - 13.50	607	114,977,277	13.6	6.75	80.5	633
13.51 - 14.00	847	158,843,339	18.8	7.08	81.6	631
14.01 - 14.50	660	114,142,060	13.5	7.49	81.6	625
14.51 - 15.00	635	107,122,041	12.7	7.90	82.4	614
15.01 - 15.50	421	61,233,513	7.2	8.38	81.7	609
15.51 - 16.00	294	41,496,009	4.9	8.85	79.8	587
16.01 - 16.50	60	7,807,753	0.9	9.29	81.3	577
16.51 - 17.00	50	6,866,635	0.8	9.82	79.8	561
17.01 - 17.50	15	1,329,364	0.2	10.31	77.6	547
17.51 - 18.00	22	2,808,952	0.3	10.81	68.4	531
18.01 - 18.75	6	778,002	0.1	11.52	62.1	532
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	5	1,273,142	0.2	5.04	78.8	665
4.51 - 5.50	68	15,137,700	1.8	5.34	77.7	665
5.51 - 6.00	274	61,136,592	7.2	5.88	77.9	648
6.01 - 6.50	577	118,377,260	14.0	6.32	78.9	645
6.51 - 7.00	990	194,453,176	23.0	6.83	80.4	639
7.01 - 7.50	830	150,552,000	17.8	7.33	81.5	630
7.51 - 8.00	833	142,667,055	16.9	7.81	82.4	613
8.01 - 8.50	550	79,782,166	9.4	8.31	82.4	609
8.51 - 9.00	377	54,184,880	6.4	8.78	81.3	590
9.01 - 9.50	103	12,746,316	1.5	9.28	80.2	578
9.51 - 10.00	75	9,542,110	1.1	9.81	80.1	563
10.01 - 10.50	16	1,363,629	0.2	10.28	77.4	547
10.51 - 11.00	22	2,871,886	0.3	10.80	67.9	533
11.01 - 11.50	4	430,816	0.1	11.39	59.7	522
11.51 - 11.91	4	427,809	0.1	11.68	65.2	537
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	86	16,638,066	2.0	6.89	77.4	621
1.50	833	165,855,769	19.6	7.47	81.1	608
2.00	86	19,898,601	2.4	6.95	85.5	664
2.70	1	82,484	0.0	5.85	61.5	635
3.00	3,713	640,745,563	75.8	7.24	80.6	631
5.00	9	1,726,054	0.2	6.58	68.8	655
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,476	432,432,013	51.2	7.18	80.7	637
1.50	2,247	411,700,319	48.7	7.37	80.6	616
2.00	5	814,206	0.1	7.09	80.8	649
Total:	4,728	844,946,538	100.0	7.27	80.7	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	5,376	811,825,412	79.9	7.46	80.2	622
24	444	103,630,812	10.2	6.87	82.3	655
36	80	15,634,498	1.5	6.99	83.7	651
60	324	84,379,110	8.3	6.98	81.7	664
Total:	6,224	1,015,469,832	100.0	7.35	80.6	630

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 18.8% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,356
Total Outstanding Loan Balance	$644,337,853*	Min	Max
Average Loan Current Balance	$147,920	$4,672	$513,000
Weighted Average Original LTV	80.5%**
Weighted Average Coupon	7.35%	4.00%	13.50%
Arm Weighted Average Coupon	7.26%
Fixed Weighted Average Coupon	7.79%
Weighted Average Margin	6.42%	2.25%	10.25%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	2
% First Liens	98.5%
% Second Liens	1.5%
% Arms	83.3%
% Fixed	16.7%
% of Loans with Mortgage Insurance	0.7%

*	Total collateral will be approximately [$638,700,000]
**	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.00 - 5.00	5	1,224,657	0.2	4.59	67.6	649
5.01 - 5.50	45	8,055,523	1.3	5.39	76.9	665
5.51 - 6.00	217	39,996,239	6.2	5.85	76.4	645
6.01 - 6.50	478	84,897,143	13.2	6.32	78.3	645
6.51 - 7.00	841	146,751,362	22.8	6.84	79.8	643
7.01 - 7.50	801	131,237,243	20.4	7.32	81.0	637
7.51 - 8.00	720	109,683,626	17.0	7.80	81.9	620
8.01 - 8.50	383	52,195,912	8.1	8.30	82.5	607
8.51 - 9.00	271	34,535,752	5.4	8.78	82.1	588
9.01 - 9.50	113	12,152,754	1.9	9.27	80.7	583
9.51 - 10.00	113	10,483,132	1.6	9.82	81.6	587
10.01 - 10.50	55	3,061,121	0.5	10.30	88.6	614
10.51 - 11.00	89	4,859,726	0.8	10.84	82.2	589
11.01 - 11.50	49	1,548,893	0.2	11.31	87.8	603
11.51 - 12.00	109	2,842,789	0.4	11.84	91.7	606
12.01 - 12.50	53	597,666	0.1	12.27	96.1	614
12.51 - 13.00	12	198,637	0.0	12.86	98.3	614
13.01 - 13.50	2	15,680	0.0	13.38	92.7	564
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	90,265	0.0	9.50	80.0	0
476 - 500	6	1,024,700	0.2	8.10	76.3	496
501 - 525	162	24,232,417	3.8	8.50	73.3	513
526 - 550	236	34,013,072	5.3	8.23	74.7	539
551 - 575	405	51,231,152	8.0	7.90	77.9	563
576 - 600	547	78,408,176	12.2	7.42	79.6	589
601 - 625	631	96,964,345	15.0	7.17	81.8	614
626 - 650	885	136,716,047	21.2	7.22	81.5	638
651 - 675	672	100,679,061	15.6	7.15	81.5	661
676 - 700	377	57,152,567	8.9	7.07	81.4	687
701 - 725	215	32,674,089	5.1	7.06	83.2	712
726 - 750	112	14,819,917	2.3	6.97	82.2	737
751 - 775	68	10,763,673	1.7	7.04	82.0	764
776 - 800	28	3,612,504	0.6	7.10	86.0	787
801 - 816	11	1,955,869	0.3	6.84	82.6	807
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,672 - 50,000	447	12,275,755	1.9	9.94	86.3	638
50,001 - 100,000	938	72,110,035	11.2	7.84	80.8	625
100,001 - 150,000	1,082	135,419,096	21.0	7.36	80.3	630
150,001 - 200,000	791	137,494,421	21.3	7.29	80.0	626
200,001 - 250,000	533	119,367,804	18.5	7.16	80.3	628
250,001 - 300,000	359	98,395,572	15.3	7.09	79.9	632
300,001 - 350,000	163	51,848,268	8.0	7.12	81.3	637
350,001 - 400,000	24	8,978,611	1.4	7.33	81.0	645
400,001 - 450,000	13	5,546,026	0.9	7.35	83.4	668
450,001 - 500,000	5	2,389,265	0.4	6.82	79.8	650
500,001 - 513,000	1	513,000	0.1	7.50	95.0	670
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
8.850 - 50.000	119	14,047,245	2.2	7.29	40.4	599
50.001 - 55.000	39	5,285,322	0.8	7.10	52.7	593
55.001 - 60.000	70	10,507,750	1.6	7.26	58.1	594
60.001 - 65.000	114	18,843,337	2.9	7.33	63.4	593
65.001 - 70.000	182	28,316,235	4.4	7.61	68.5	587
70.001 - 75.000	255	39,642,175	6.2	7.51	74.1	593
75.001 - 80.000	1,948	322,656,992	50.1	7.08	79.8	645
80.001 - 85.000	350	56,150,411	8.7	7.51	84.5	604
85.001 - 90.000	564	85,389,929	13.3	7.48	89.7	627
90.001 - 95.000	372	35,546,890	5.5	7.94	94.7	642
95.001 - 100.000	343	27,951,567	4.3	8.71	100.0	655
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	785	112,053,221	17.4	7.64	80.6	634
0.50	9	1,143,532	0.2	7.68	81.9	629
1.00	355	54,093,889	8.4	7.46	79.8	631
1.50	1	297,174	0.0	9.00	83.8	506
1.75	42	10,034,391	1.6	6.88	81.7	665
2.00	2,152	329,345,787	51.1	7.30	80.8	626
2.50	9	1,332,661	0.2	7.70	79.9	617
2.75	1	308,739	0.0	5.88	95.0	654
3.00	1,002	135,728,459	21.1	7.21	79.8	633
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,441	331,249,793	51.4	7.24	81.5	615
Reduced	983	150,219,643	23.3	7.47	81.5	658
No Income/ No Asset	29	5,195,963	0.8	7.39	74.9	656
Stated Income / Stated Assets	903	157,672,454	24.5	7.47	77.6	634
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,970	595,126,035	92.4	7.32	80.4	627
Second Home	34	5,374,335	0.8	7.44	76.0	642
Investor	352	43,837,483	6.8	7.74	81.9	663
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	821	165,999,136	25.8	7.08	77.5	629
Florida	486	65,489,875	10.2	7.64	83.3	632
Illinois	308	42,010,412	6.5	7.54	83.4	632
New York	188	35,575,645	5.5	7.26	77.6	625
Nevada	160	27,451,836	4.3	7.41	78.8	643
New Jersey	139	27,041,197	4.2	7.58	78.8	615
Texas	226	24,120,175	3.7	7.45	82.9	640
Maryland	136	23,649,420	3.7	7.43	79.0	610
Arizona	169	21,720,766	3.4	7.15	81.3	636
Virginia	116	18,778,353	2.9	7.41	80.4	620
Washington	127	18,699,455	2.9	7.13	82.1	643
Oregon	120	15,818,906	2.5	6.97	82.8	658
Massachusetts	75	15,578,508	2.4	7.50	79.3	639
Michigan	141	15,042,723	2.3	7.72	80.6	639
Pennsylvania	112	12,961,631	2.0	7.52	82.6	614
Other	1,032	114,399,816	17.8	7.46	82.8	627
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,337	334,488,585	51.9	7.32	82.8	652
Refinance - Rate Term	200	27,307,311	4.2	7.45	80.2	611
Refinance - Cashout	1,819	282,541,957	43.8	7.37	77.8	606
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,705	451,734,701	70.1	7.31	80.7	626
Arm 3/27	503	76,196,364	11.8	7.05	81.3	629
Arm 5/25	40	6,365,140	1.0	6.86	79.6	662
Arm 6 Month	17	2,479,720	0.4	6.22	84.2	666
Fixed Rate	1,091	107,561,928	16.7	7.79	78.8	643
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,410	480,756,727	74.6	7.34	80.2	626
PUD	316	55,848,936	8.7	7.36	81.9	636
2 Family	237	43,648,482	6.8	7.41	80.1	639
Condo	298	41,598,022	6.5	7.38	81.6	642
3-4 Family	92	22,226,806	3.4	7.47	81.5	660
Co-op	3	258,879	0.0	7.69	75.7	638
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	22	3,714,686	0.7	6.50	80.9	656
4.01 - 4.50	28	5,107,383	1.0	5.88	79.4	653
4.51 - 5.00	107	19,173,026	3.6	6.51	82.6	653
5.01 - 5.50	348	56,031,341	10.4	6.73	79.6	637
5.51 - 6.00	563	96,169,030	17.9	6.81	80.3	644
6.01 - 6.50	659	111,774,232	20.8	7.13	80.6	636
6.51 - 7.00	974	166,819,803	31.1	7.47	80.4	612
7.01 - 7.50	268	41,280,298	7.7	7.88	81.9	617
7.51 - 8.00	145	19,350,038	3.6	8.36	84.0	606
8.01 - 8.50	92	10,402,477	1.9	8.79	85.4	599
8.51 - 9.00	40	4,964,076	0.9	9.20	85.6	596
9.01 - 9.50	14	1,651,596	0.3	9.76	84.3	581
9.51 - 10.00	4	286,971	0.1	10.11	85.2	573
10.01 - 10.25	1	50,968	0.0	8.38	68.9	675
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 -3	1	231,725	0.0	7.95	90.0	681
4 - 6	16	2,247,995	0.4	6.04	83.6	665
7 - 9	4	571,319	0.1	8.15	81.4	558
13 - 15	5	654,564	0.1	7.69	75.8	595
16 - 18	22	3,997,830	0.7	7.03	79.1	582
19 - 21	533	83,230,762	15.5	7.20	81.4	624
22 - 24	2,141	363,280,226	67.7	7.33	80.6	627
25 - 27	1	47,717	0.0	8.25	82.2	513
28 - 30	10	1,460,724	0.3	6.64	77.4	607
31 - 33	195	27,766,521	5.2	6.98	81.9	629
34 - 36	297	46,921,402	8.7	7.10	81.1	630
37 - 60	40	6,365,140	1.2	6.86	79.6	662
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	50	8,854,951	1.6	5.86	76.3	673
11.51 - 12.00	115	21,488,590	4.0	6.19	75.7	644
12.01 - 12.50	197	35,269,621	6.6	6.33	78.8	651
12.51 - 13.00	340	59,584,062	11.1	6.50	79.8	642
13.01 - 13.50	445	75,112,851	14.0	6.67	80.7	635
13.51 - 14.00	644	108,303,310	20.2	7.04	81.1	635
14.01 - 14.50	503	81,406,826	15.2	7.49	81.8	626
14.51 - 15.00	463	73,708,391	13.7	7.90	82.9	616
15.01 - 15.50	226	34,862,287	6.5	8.40	82.9	603
15.51 - 16.00	160	22,528,369	4.2	8.88	81.2	577
16.01 - 16.50	47	6,012,697	1.1	9.29	81.5	579
16.51 - 17.00	40	5,619,384	1.0	9.84	78.2	562
17.01 - 17.50	12	1,118,120	0.2	10.30	76.1	542
17.51 - 18.00	17	2,128,463	0.4	10.84	67.8	527
18.01 - 18.75	6	778,002	0.1	11.52	62.1	532
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	4	1,011,542	0.2	5.30	78.5	672
4.51 - 5.50	47	8,609,802	1.6	5.35	75.7	663
5.51 - 6.00	204	37,936,553	7.1	5.87	77.0	643
6.01 - 6.50	432	77,333,353	14.4	6.31	79.1	643
6.51 - 7.00	724	127,320,081	23.7	6.83	80.5	641
7.01 - 7.50	594	99,299,780	18.5	7.33	81.8	630
7.51 - 8.00	573	90,918,135	16.9	7.80	82.7	618
8.01 - 8.50	308	44,391,729	8.3	8.31	83.6	607
8.51 - 9.00	208	28,284,805	5.3	8.79	82.2	583
9.01 - 9.50	76	9,718,010	1.8	9.27	80.1	579
9.51 - 10.00	57	7,749,729	1.4	9.82	79.2	565
10.01 - 10.50	13	1,152,385	0.2	10.26	75.9	542
10.51 - 11.00	18	2,236,344	0.4	10.84	67.1	529
11.01 - 11.50	4	430,816	0.1	11.39	59.7	522
11.51 - 11.75	3	382,862	0.1	11.66	65.6	541
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	71	12,840,745	2.4	6.96	77.4	619
1.50	615	111,862,440	20.8	7.48	80.9	607
2.00	56	11,256,175	2.1	7.10	87.3	671
3.00	2,517	399,911,537	74.5	7.22	80.8	632
5.00	6	905,028	0.2	6.35	61.8	655
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,797	276,815,004	51.6	7.20	81.0	639
1.50	1,466	259,677,383	48.4	7.33	80.6	614
2.00	2	283,538	0.1	7.12	77.3	609
Total:	3,265	536,775,925	100.0	7.26	80.8	627

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,746	523,489,750	81.2	7.43	80.1	623
24	331	65,299,477	10.1	6.98	81.8	658
36	56	10,281,953	1.6	7.00	83.8	655
60	223	45,266,673	7.0	7.00	82.1	660
Total:	4,356	644,337,853	100.0	7.35	80.5	630

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/04 cutoff date.  Approximately 22.3% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,868
Total Outstanding Loan Balance	$371,131,979*	Min	Max
Average Loan Current Balance	$198,679	$4,616	$748,730
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.36%	4.00%	13.00%
Arm Weighted Average Coupon	7.29%
Fixed Weighted Average Coupon	7.72%
Weighted Average Margin	6.46%	2.25%	10.50%
Weighted Average FICO (Non-Zero)	629
Weighted Average Age (Months)	2
% First Liens	97.5%
% Second Liens	2.5%
% Arms	83.0%
% Fixed	17.0%
% of Loans with Mortgage Insurance	1.0%

*	Total collateral will be approximately [$361,300,050]
**	Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.00 - 5.00	3	781,600	0.2	4.60	80.0	672
5.01 - 5.50	21	6,463,664	1.7	5.36	78.7	662
5.51 - 6.00	82	26,739,223	7.2	5.88	78.6	662
6.01 - 6.50	161	45,019,995	12.1	6.34	78.3	648
6.51 - 7.00	319	79,727,016	21.5	6.84	79.8	638
7.01 - 7.50	302	69,255,616	18.7	7.31	80.7	634
7.51 - 8.00	325	62,182,541	16.8	7.80	82.2	608
8.01 - 8.50	264	38,117,317	10.3	8.32	81.4	611
8.51 - 9.00	190	28,532,844	7.7	8.78	80.7	598
9.01 - 9.50	37	3,921,602	1.1	9.29	82.2	584
9.51 - 10.00	38	3,492,065	0.9	9.79	91.2	615
10.01 - 10.50	20	1,490,226	0.4	10.30	97.0	652
10.51 - 11.00	29	2,420,321	0.7	10.83	91.2	621
11.01 - 11.50	22	1,138,836	0.3	11.22	99.4	653
11.51 - 12.00	33	1,013,837	0.3	11.87	94.8	620
12.01 - 12.50	15	541,315	0.1	12.22	97.4	621
12.51 - 13.00	7	293,961	0.1	12.85	99.4	628
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	98,287	0.0	10.29	80.0	0
476 - 500	4	770,722	0.2	7.35	72.4	499
501 - 525	76	13,008,061	3.5	8.21	73.4	513
526 - 550	128	23,849,283	6.4	7.90	77.2	539
551 - 575	149	23,737,200	6.4	7.76	78.8	563
576 - 600	242	45,017,596	12.1	7.47	81.0	589
601 - 625	381	70,551,677	19.0	7.43	81.5	613
626 - 650	357	71,789,152	19.3	7.22	81.0	638
651 - 675	230	49,517,251	13.3	7.19	81.9	662
676 - 700	140	35,409,847	9.5	7.13	82.3	686
701 - 725	74	16,094,345	4.3	7.08	81.8	713
726 - 750	50	12,380,746	3.3	6.86	80.4	737
751 - 775	22	6,188,732	1.7	6.70	83.4	760
776 - 800	11	1,826,102	0.5	6.85	82.3	785
801 - 810	2	892,977	0.2	6.91	78.3	806
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,616 - 50,000	143	4,532,213	1.2	9.28	80.5	626
50,001 - 100,000	447	34,643,484	9.3	8.20	81.1	620
100,001 - 150,000	414	50,766,469	13.7	7.83	81.8	613
150,001 - 200,000	210	36,312,989	9.8	7.50	81.2	613
200,001 - 250,000	105	23,252,573	6.3	7.40	79.0	619
250,001 - 300,000	55	14,987,639	4.0	7.42	79.2	607
300,001 - 350,000	99	33,251,739	9.0	7.08	80.4	617
350,001 - 400,000	181	68,041,524	18.3	7.12	81.1	639
400,001 - 450,000	71	30,212,010	8.1	6.98	81.5	642
450,001 - 500,000	84	40,304,173	10.9	6.93	79.3	654
500,001 - 550,000	17	8,905,268	2.4	7.23	85.0	658
550,001 - 600,000	22	12,860,810	3.5	6.86	80.5	639
600,001 - 748,730	20	13,061,089	3.5	6.93	78.5	639
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
19.270 - 50.000	37	4,677,929	1.3	7.25	43.4	602
50.001 - 55.000	16	3,662,829	1.0	6.87	53.5	587
55.001 - 60.000	30	6,273,764	1.7	7.18	58.0	601
60.001 - 65.000	32	7,301,160	2.0	7.51	63.3	595
65.001 - 70.000	75	13,947,694	3.8	7.53	68.4	602
70.001 - 75.000	136	27,314,755	7.4	7.50	73.9	600
75.001 - 80.000	906	190,415,750	51.3	7.10	79.7	642
80.001 - 85.000	205	39,637,191	10.7	7.51	84.5	600
85.001 - 90.000	174	45,246,255	12.2	7.43	89.6	633
90.001 - 95.000	108	15,930,381	4.3	7.85	94.6	640
95.001 - 100.000	149	16,724,270	4.5	9.18	99.9	642
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	328	65,792,501	17.7	7.58	79.8	636
0.50	4	783,499	0.2	7.76	80.0	648
1.00	108	29,249,591	7.9	7.28	80.4	637
1.75	26	10,980,685	3.0	6.76	82.3	651
2.00	941	184,313,377	49.7	7.37	80.9	628
2.50	1	463,159	0.1	6.50	80.0	593
3.00	251	52,924,751	14.3	7.22	81.4	630
4.00	4	644,596	0.2	6.87	68.4	608
5.00	205	25,979,821	7.0	7.44	80.9	598
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,080	193,492,527	52.1	7.26	81.8	615
Reduced	395	86,512,799	23.3	7.40	80.7	662
No Income/ No Asset	33	5,712,930	1.5	7.13	73.4	646
Stated Income / Stated Assets	360	85,413,723	23.0	7.57	78.9	627
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,675	341,395,657	92.0	7.33	80.8	626
Second Home	20	5,557,914	1.5	7.51	78.8	652
Investor	173	24,178,407	6.5	7.80	80.6	663
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	362	119,541,442	32.2	6.96	80.4	638
Florida	155	26,380,548	7.1	7.61	80.1	628
New York	72	20,709,025	5.6	7.34	81.2	639
Nevada	77	19,806,985	5.3	7.31	79.4	628
Georgia	156	18,114,348	4.9	7.79	83.4	623
Maryland	62	16,144,832	4.4	7.65	79.8	620
Arizona	92	14,212,190	3.8	7.45	81.4	616
Oregon	78	13,657,122	3.7	7.31	83.0	630
New Jersey	46	13,530,822	3.6	7.49	77.4	600
Washington	76	11,795,012	3.2	7.28	79.5	620
Illinois	64	11,010,908	3.0	7.56	79.9	642
Texas	71	10,068,770	2.7	7.58	81.6	641
Virginia	42	8,750,983	2.4	7.82	80.8	607
Ohio	68	6,992,043	1.9	7.69	82.9	603
Connecticut	25	6,227,412	1.7	7.68	79.4	629
Other	422	54,189,536	14.6	7.67	81.6	624
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,030	199,342,321	53.7	7.34	82.4	650
Refinance - Rate Term	90	14,640,254	3.9	7.51	78.1	598
Refinance - Cashout	748	157,149,405	42.3	7.38	78.9	605
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,226	261,554,218	70.5	7.31	80.4	626
Arm 3/27	221	42,207,813	11.4	7.23	80.6	621
Arm 5/25	13	3,613,884	1.0	6.91	79.1	659
Arm 6 Month	3	794,698	0.2	5.54	90.3	672
Fixed Rate	405	62,961,366	17.0	7.72	82.1	642
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,496	283,739,539	76.5	7.36	80.9	626
PUD	186	50,139,902	13.5	7.30	80.3	630
Condo	90	17,985,017	4.8	7.25	81.0	640
2 Family	64	12,331,223	3.3	7.56	80.3	654
3-4 Family	31	6,864,281	1.8	7.72	78.3	671
Co-op	1	72,016	0.0	8.25	85.0	635
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	10	2,442,820	0.8	6.45	82.0	665
4.01 - 4.50	17	5,152,548	1.7	5.98	80.9	644
4.51 - 5.00	55	13,522,019	4.4	6.46	79.1	643
5.01 - 5.50	95	22,304,676	7.2	6.65	80.1	638
5.51 - 6.00	225	53,096,201	17.2	6.78	79.7	641
6.01 - 6.50	301	63,564,502	20.6	7.24	80.1	639
6.51 - 7.00	368	82,312,763	26.7	7.33	80.5	619
7.01 - 7.50	221	38,731,006	12.6	8.02	80.5	608
7.51 - 8.00	98	16,681,826	5.4	8.30	81.8	595
8.01 - 8.50	40	6,493,776	2.1	8.73	86.1	588
8.51 - 9.00	22	3,159,655	1.0	9.15	84.7	571
9.01 - 9.50	9	517,989	0.2	9.63	80.2	583
9.51 - 10.00	1	42,733	0.0	10.50	95.0	575
10.01 - 10.50	1	148,098	0.0	10.75	90.0	534
Total:	1,463	308,170,613	100.0	7.29	80.5	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	3	794,698	0.3	5.54	90.3	672
13 - 15	1	73,788	0.0	7.63	80.0	610
16 - 18	15	5,230,259	1.7	6.98	76.2	602
19 - 21	208	43,536,065	14.1	7.37	82.3	621
22 - 24	1,002	212,714,105	69.0	7.31	80.1	628
28 - 30	2	460,232	0.1	6.85	82.4	617
31 - 33	58	11,245,897	3.6	7.05	81.6	627
34 - 36	161	30,501,685	9.9	7.30	80.2	619
37 - 59	13	3,613,884	1.2	6.91	79.1	659
Total:	1,463	308,170,613	100.0	7.29	80.5	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.75 - 11.50	30	6,487,104	2.1	6.05	77.7	647
11.51 - 12.00	75	15,828,008	5.1	6.41	78.4	647
12.01 - 12.50	112	29,096,490	9.4	6.53	79.9	655
12.51 - 13.00	192	50,932,764	16.5	6.75	79.9	635
13.01 - 13.50	162	39,864,426	12.9	6.90	80.0	629
13.51 - 14.00	203	50,540,029	16.4	7.16	82.5	623
14.01 - 14.50	157	32,735,234	10.6	7.49	81.2	622
14.51 - 15.00	172	33,413,650	10.8	7.92	81.6	608
15.01 - 15.50	195	26,371,227	8.6	8.35	80.2	618
15.51 - 16.00	134	18,967,640	6.2	8.80	78.2	599
16.01 - 16.50	13	1,795,056	0.6	9.30	80.3	572
16.51 - 17.00	10	1,247,251	0.4	9.76	87.0	553
17.01 - 17.50	3	211,244	0.1	10.40	85.5	571
17.51 - 17.91	5	680,489	0.2	10.73	70.4	546
Total:	1,463	308,170,613	100.0	7.29	80.5	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.00 - 4.50	1	261,600	0.1	4.00	80.0	641
4.51 - 5.50	21	6,527,898	2.1	5.32	80.3	667
5.51 - 6.00	70	23,200,039	7.5	5.89	79.4	656
6.01 - 6.50	145	41,043,907	13.3	6.34	78.7	649
6.51 - 7.00	266	67,133,095	21.8	6.83	80.3	635
7.01 - 7.50	236	51,252,220	16.6	7.32	81.0	629
7.51 - 8.00	260	51,748,920	16.8	7.81	81.8	604
8.01 - 8.50	242	35,390,437	11.5	8.32	80.9	612
8.51 - 9.00	169	25,900,076	8.4	8.78	80.4	599
9.01 - 9.50	27	3,028,306	1.0	9.29	80.6	575
9.51 - 10.00	18	1,792,381	0.6	9.75	83.8	557
10.01 - 10.50	3	211,244	0.1	10.40	85.5	571
10.51 - 11.00	4	635,542	0.2	10.65	71.1	548
11.51 - 11.91	1	44,947	0.0	11.91	61.6	509
Total:	1,463	308,170,613	100.0	7.29	80.5	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	15	3,797,321	1.2	6.66	77.4	625
1.50	218	53,993,329	17.5	7.46	81.4	609
2.00	30	8,642,426	2.8	6.76	83.3	655
2.70	1	82,484	0.0	5.85	61.5	635
3.00	1,196	240,834,026	78.1	7.29	80.2	629
5.00	3	821,027	0.3	6.83	76.5	656
Total:	1,463	308,170,613	100.0	7.29	80.5	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	679	155,617,009	50.5	7.16	80.3	634
1.50	781	152,022,937	49.3	7.43	80.6	619
2.00	3	530,668	0.2	7.08	82.6	671
Total:	1,463	308,170,613	100.0	7.29	80.5	626

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,630	288,335,661	77.7	7.52	80.3	620
24	113	38,331,335	10.3	6.68	83.0	650
36	24	5,352,545	1.4	6.98	83.4	643
60	101	39,112,438	10.5	6.95	81.3	670
Total:	1,868	371,131,979	100.0	7.36	80.7	629

    *     Note, for second liens, CLTV is employed in this calculation.